Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended July 31, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(16,094,815)
Unrealized Gain (Loss) on Market Value of Futures	(23,035,535)
Interest Income	34,117
ETF Transaction Fees	700
Total Income (Loss)	$(39,095,533)

Expenses
Management Fees	$374,968
Brokerage Commissions	86,596
Professional Fees	83,123
Prepaid Insurance Expense	6,133
Non-interested Directors' Fees and Expenses	3,967
Total Expenses	$554,787
Net Income (Loss)	$(39,650,320)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 7/1/15	$563,031,135
Additions (200,000 Shares)	9,001,880
Net Income (Loss)	(39,650,320)

Net Asset Value End of Month	$532,382,695
Net Asset Value Per Share (12,150,000 Shares)	$43.82

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2015 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended July 31, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$1
Unrealized Gain (Loss) on Market Value of Futures	(169,763)
Interest Income	93
Total Income (Loss)	$(169,669)

Expenses
Professional Fees	$5,545
Management Fees	931
Prepaid Insurance Expense	23
Non-interested Directors' Fees and Expenses	12
Total Expenses	6,511
Expense Waiver	(5,365)
Net Expenses	$1,146
Net Income (Loss)	$(170,815)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 7/1/15	$1,764,135
Net Income (Loss)	(170,815)

Net Asset Value End of Month	$1,593,320
Net Asset Value Per Share (100,000 Shares)	$15.93

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2015 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended July 31, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$10,160
Unrealized Gain (Loss) on Market Value of Futures	(166,167)
Unrealized Gain (Loss) on Foreign Currency Translations	(428)
Interest Income	115
Total Income (Loss)	$(156,320)

Expenses
Professional Fees	$5,108
Management Fees	1,201
Brokerage Commissions	188
Prepaid Insurance Expense	18
Non-interested Directors' Fees and Expenses	16
Total Expenses	6,531
Expense Waiver	(5,030)
Net Expenses	$1,501
Net Income (Loss)	$(157,821)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 7/1/15	$2,236,669
Net Income (Loss)	(157,821)

Net Asset Value End of Month	$2,078,848
Net Asset Value Per Share (100,000 Shares)	$20.79

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2015 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended July 31, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(16,084,654)
Unrealized Gain (Loss) on Market Value of Futures	(23,371,465)
Unrealized Gain (Loss) on Foreign Currency Translations	(428)
Interest Income	34,325
ETF Transaction Fees	700
Total Income (Loss)	$(39,421,522)

Expenses
Management Fees	$377,100
Professional Fees	93,776
Brokerage Commissions	86,784
Prepaid Insurance Expense	6,174
Non-interested Directors' Fees and Expenses	3,995
Total Expenses	567,829
Expense Waiver	(10,395)
Net Expenses	$557,434
Net Income (Loss)	$(39,978,956)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 7/1/15	$567,031,939
Additions (200,000 Shares)	9,001,880
Net Income (Loss)	(39,978,956)

Net Asset Value End of Month	$536,054,863

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2015 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612